                                                             Exhibit 99.3


                      CAPITAL MARKETS ASSURANCE CORPORATION

                              FINANCIAL STATEMENTS

                               September 30, 1996

                                   (Unaudited)

                      Capital Markets Assurance Corporation
                                 Balance Sheets

                             (Dollars in thousands)

                                     ASSETS

                                                     September 30, 1996   December 31,1995
                                                         (Unaudited)
------------------------------------------------------------------------------------

Investments:

Bonds at fair value (amortized cost $283,996 at
  September 30, 1996 and $210,651 at December 31, 1995) $    284,595         215,706

Short-term investments (at amortized cost which
approximates fair value)                                      23,081          68,646
------------------------------------------------------------------------------------
   Total investments                                         307,676         284,352
------------------------------------------------------------------------------------
Cash                                                             514             344
Accrued investment income                                      3,604           3,136
Deferred acquisition costs                                    42,350          35,162
Premiums receivable                                            4,068           3,540
Prepaid reinsurance                                           17,801          13,171
Other assets                                                   4,194           3,428
------------------------------------------------------------------------------------
   Total assets                                         $    380,207         343,133
====================================================================================
                 LIABILITIES AND STOCKHOLDER'S EQUITY


Liabilities:


Unearned premiums                                       $     61,410          45,767
Reserve for losses and loss adjustment expenses                9,602           6,548
Ceded reinsurance                                              2,455           2,469
Accounts payable and other accrued expenses                   12,446          10,844
Current income taxes                                               -             136
Deferred income taxes                                         13,608          11,303
------------------------------------------------------------------------------------
   Total liabilities                                          99,521          77,067
------------------------------------------------------------------------------------
Stockholder's Equity:

Common stock                                                  15,000          15,000
Additional paid-in capital                                   208,475         205,808

Unrealized appreciation on investments, net of tax               389           3,286
Retained earnings                                             56,822          41,972
------------------------------------------------------------------------------------
   Total stockholder's equity                                280,686         266,066
------------------------------------------------------------------------------------
   Total liabilities and stockholder's equity           $    380,207         343,133
====================================================================================


                   See accompanying notes to financial statements.

                        Capital Markets Assurance Corporation
                                Statements of Income
                                     (Unaudited)
                               (Dollars in thousands)

                                          Three Months Ended   Nine Months Ended
                                              September 30         September 30
                                             1996      1995       1996      1995
--------------------------------------------------------------------------------

Revenues:

Direct premiums written                   $  17,206   12,204     49,983     45,042
Assumed premiums written                          8      102      1,032        925
Ceded premiums written                       (4,129)  (6,188)   (11,142)   (11,834)
-------------------------------------------------------------------------------------
  Net premiums written                       13,085    6,118     39,873     34,133
(Increase) decrease in unearned premiums     (3,042)   1,193    (11,014)   (12,418)
-------------------------------------------------------------------------------------
  Net premiums earned                        10,043    7,311     28,859     21,715
Net investment income                         4,307    3,013     12,296      8,606
Net realized capital gains (loss)               (57)     364        111        449

Other income                                     25       14        104         38
-------------------------------------------------------------------------------------
  Total revenues                             14,318   10,702     41,370     30,808
-------------------------------------------------------------------------------------

Expenses:

Losses and loss adjustment expenses           1,248      821      3,432      2,279
Underwriting and operating expenses           3,780    2,563     11,142      9,939
Policy acquisition costs                      2,126    2,022      6,249      5,481
-------------------------------------------------------------------------------------
  Total expenses                              7,154    5,406     20,823     17,699
-------------------------------------------------------------------------------------
  Income before income taxes                  7,164    5,296     20,547     13,109
-------------------------------------------------------------------------------------

Income Taxes:

Current federal income tax                    1,027      231      3,008        895
Deferred federal income tax                     718    1,280      2,689      2,256
-------------------------------------------------------------------------------------
  Total income taxes                          1,745    1,511      5,697      3,151
-------------------------------------------------------------------------------------

  NET INCOME                              $   5,419    3,785     14,850      9,958
=====================================================================================

                   See accompanying notes to financial statements.

                        Capital Markets Assurance Corporation
                          Statement of Stockholder's Equity
                                     (Unaudited)
                               (Dollars in thousands)

                                                            Nine Months Ended
                                                           September 30, 1996
-----------------------------------------------------------------------------
Common stock:

Balance at beginning of period                                   $  15,000
-----------------------------------------------------------------------------
  Balance at end of period                                          15,000

-----------------------------------------------------------------------------

Additional paid-in capital:

Balance at beginning of period                                     205,808
Capital contribution                                                 2,667


-----------------------------------------------------------------------------
  Balance at end of period                                         208,475
-----------------------------------------------------------------------------
Unrealized (depreciation) appreciation
on investments, net of tax:

Balance at beginning of period                                       3,286
Unrealized depreciation on investments                              (2,897)

-----------------------------------------------------------------------------
  Balance at end of period                                             389

-----------------------------------------------------------------------------


Retained earnings:

Balance at beginning of period                                      41,972
Net income                                                          14,850

-----------------------------------------------------------------------------
  Balance at end of period                                          56,822

-----------------------------------------------------------------------------

  Total stockholder's equity                                     $ 280,686
=============================================================================

                   See accompanying notes to financial statements.

                         Capital Markets Assurance Corporation
                                Statements of Cash Flows
                                      (Unaudited)
                                 (Dollars in thousands)


                                                     Nine Months Ended     Nine Months Ended
                                                    September 30, 1996     September 30, 1995
------------------------------------------------------------------------------------------

Cash flows from operating activities:

Net income                                                 $    14,850             9,958
------------------------------------------------------------------------------------------
Adjustments to reconcile net income to net
cash provided (used) by operating activities:

  Reserve for losses and loss adjustment expenses                3,054             1,474

  Unearned premiums                                             15,643            17,982
  Deferred acquisition costs                                    (7,188)           (6,981)
  Premiums receivable                                             (528)               81
  Accrued investment income                                       (468)               63
  Income taxes payable                                           2,341             2,447
  Net realized capital gains                                      (111)             (449)
  Accounts payable and other accrued expenses                    5,445             3,456
  Prepaid reinsurance                                           (4,630)           (5,564)
  Other, net                                                      (381)            2,253
------------------------------------------------------------------------------------------
        Total adjustments                                       13,177            14,762
------------------------------------------------------------------------------------------
  Net cash provided by operating activities                     28,027            24,720
------------------------------------------------------------------------------------------
Cash flows from investing activities:

Purchases of investments                                      (154,308)         (109,235)
Proceeds from sale of investments                               35,388            38,577
Proceeds from maturities of investments                         91,063            37,361
------------------------------------------------------------------------------------------
  Net cash used in investing activities                        (27,857)          (33,297)
------------------------------------------------------------------------------------------
Cash flows from financing activities:

Paid-in capital                                                      -             9,000
------------------------------------------------------------------------------------------
   Net cash provided by financing activities                         -             9,000
------------------------------------------------------------------------------------------
Net increase in cash                                               170               423
Cash balance at beginning of period                                344                85

------------------------------------------------------------------------------------------
  Cash balance at end of period                            $       514               508
==========================================================================================
Supplemental disclosures of cash flow
information:

Income taxes paid                                          $     3,225               650
Tax and loss bonds purchased                               $       131                54
==========================================================================================


                   See accompanying notes to financial statements.

                        Capital Markets Assurance Corporation
                       Notes to Unaudited Financial Statements
                                 September 30, 1996

1.      Background


        Capital Markets Assurance Corporation ("CapMAC") is a New York-domiciled monoline stock insurance company which engages only in the business of financial guaranty and surety insurance. CapMAC is a wholly-owned subsidiary of CapMAC Holdings Inc. ("Holdings"). CapMAC is licensed in all 50 states in addition to the District of Columbia, the Commonwealth of Puerto Rico and the territory of Guam. CapMAC insures structured asset-backed, corporate, municipal and other financial obligations in the U.S. and international capital markets. CapMAC also provides financial guaranty reinsurance for structured asset-backed, corporate, municipal and other financial obligations written by other major insurance companies.

        CapMAC's claims-paying ability is rated triple-A by Moody's Investors Service, Inc., Standard & Poor's Ratings Services, Duff & Phelps Credit Rating Co., and Nippon Investors Service, Inc., a Japanese rating agency. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

2.      Basis of Presentation

        CapMAC's unaudited interim financial statements have been prepared on the basis of generally accepted accounting principles and, in the opinion of management, reflect all adjustments necessary for a fair presentation of the CapMAC's financial condition, results of operations and cash flows for the periods presented. The results of operations for the nine months ended September 30, 1996 may not be indicative of the results that may be expected for the full year ending December 31, 1996. These financial statements and notes should be read in conjunction with the financial statements and notes included in the audited financial statements of CapMAC as of December 31, 1995 and 1994, and for each of the years in the three-year period ended December 31, 1995.

3.      Reclassifications

        Certain prior period balances have been reclassified to conform to the current period presentation.